UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2013

InoLife Technologies, Inc.
 (Exact Name of Registrant as Specified in Charter)

 New York
(State or Other Jurisdiction of Incorporation)

000-50863
(Commission File Number)

30-299889
 (I.R.S. Employer Identification No.)

6040-A  Six Forks Rd., #135
Raleigh, N.C.   27609
(Address of Principal Executive Offices)

919-727-9186
  (Issuer Telephone Number)

Copies to:
John T. Root, Jr., Attorney at Law
10002 Shannon Dr., Apt 6B
Jacksonville, AR  72076
(501) 529-8567 Tel
(501) 325-1130 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

InoLife Technologies, Inc.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 3.03	Material Modification to Rights of Security Holders	3

Signatures		6

Item 3.03 Material Modification to Rights of Security Holders

On or about November 7, 2012 the Registrant filed a certificate of change to execute a fifty thousand for one reverse split (the “Reverse Split”) of our Common Stock. The Reverse Split combines our outstanding Common Stock on the basis of 50,000 outstanding shares being changed to 1 outstanding share.  In other words, every 50,000 shares of Common Stock that are now issued and outstanding will be combined into 1 share.  Each shareholder’s percentage ownership in the Company (and relative voting power) will remain essentially unchanged as a result of the Reverse Split.  All fractional shares will be rounded up so that no shareholder will be paid any cash for their stock. The Company has been advised that this action does not require shareholder approval under applicable Nevada state law.

REASONS FOR THE REVERSE SPLIT

The Board believes that the present course of the Company’s business operations will need to be re-evaluated and the officers are currently in negotiations to fulfill this change. We anticipate that changes to our business operations may result that may require the Company to issue new shares. The Board believes that reducing the number of outstanding shares will make our capital structure more attractive to potential investors and provide us with greater flexibility in structuring financings and pursuing other corporate development opportunities.  Also, a reduction in the number of outstanding shares makes our business more attractive to potential merger, joint venture and acquisition candidates should we decide to pursue such a plan sometime in the future.

Stockholders will not be required to pay a transfer or other fee in connection with the exchange of their certificates and fractional shares shall be rounded up to the nearest whole share.  Consummation of the reverse stock split will not change the number of shares of Common Stock authorized by the Company’s Articles of Incorporation or the par value of each share of Common Stock. The Reverse Stock Split will not materially affect a stockholder’s percentage ownership interest in the Company or proportional voting power, except for minor differences resulting from fractional shares having been rounded up to the nearest whole share.

Further, we believe that our current low stock price negatively affects the marketability of our existing shares and our ability to raise additional capital.  Although we cannot guarantee it, we hope that the Reverse Split will increase the market price of our stock. Theoretically, the increase should occur in a direct inverse proportion to the Reverse Split ratio.  In other words, with a Reverse Split ratio of 1 to 50,000 the assumption is that the market price of our stock should increase by fifty thousand following the Reverse Split. Stockholders should note that the effect of the Reverse Stock split upon the price of the Company’s Common Stock cannot be accurately predicted.

Finally, we are hopeful that the Reverse Split and the resulting anticipated increased price level will encourage interest in our Common Stock and possibly promote greater liquidity for our shareholders, however we cannot guarantee any of the foregoing.

CERTAIN EFFECTS OF THE REVERSE SPLIT

The following table illustrates the principal effects of the Reverse Split on our Common and Preferred Stock based on the number of shares authorized, issued and outstanding as of January 24, 2013.

Authorized Common Stock

Prior to the	After the
Reverse Split	Reverse Split
5,000,000,000	5,000,000,000

Issued and Outstanding Common Stock

Prior to the	After the
Reverse Split	Reverse Split
2,187,575,062	44,088

Common Stock Available for Issuance

Prior to the	After the
Reverse Split	Reverse Split
2,812,424,938	4,999,955,912

Shares of Common Stock issued pursuant to the Reverse Split will be fully paid and nonassessable.  The relative voting and other rights of holders of the Common Stock will not be altered by the Reverse Split, and each share of Common Stock will continue to entitle its owner to one vote. The Reverse Split will not give rise to rights of appraisal or dissenter’s rights.

As a result of the Reverse Split, the number of shares of Common Stock presently outstanding will be consolidated.  Accordingly, we will have the ability to issue more shares of Common Stock than is presently the case and without additional shareholder approval.  Doing so will have a dilutive effect on the equity and voting power of our existing shareholders.

No fractional shares will be issued in connection with the Reverse Split.  Instead, fractional shares will be rounded up and one whole share will be issued.  Many shareholders will receive one additional share of Common Stock, but we do not anticipate that this will materially affect any shareholder's proportional interest.  We do not anticipate that the Reverse Split will result in any material reduction in the number of holders of Common Stock.

The Reverse Split may result in some shareholders owning "odd-lots" of less than 100 shares of Common Stock.  Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in round lots of even multiples of 100 shares.

The Reverse Split will not affect the Company's stockholders' equity as reflected on our financial statements, except to change the number of issued and outstanding shares of Common Stock.  The Reverse Split will not have any effect on the par value of the Common Stock.

EFFECTIVE DATE OF THE REVERSE SPLIT

The Reverse Split will be authorized immediately and will become effective at such time as counsel or our executive officers determine that proper notification and filing has been made to the regulators and the securities markets.  Upon proper regulatory notification, all of our outstanding Common Stock will be converted into new Common Stock in accordance with the Reverse Split ratio described above.  After the Reverse Split is effective, certificates representing shares of pre-reverse split Common Stock will be deemed to represent only the right to receive the appropriate number of shares of post-reverse split Common Stock.

NO EXCHANGE OF CERTIFICATES

Shareholders will not be asked to exchange certificates at this time; however, they are entitled to do so after the Reverse Split takes place if they wish by contacting our transfer agent.  Otherwise, certificates representing pre-reverse split shares will exchanged for certificates reflecting post-split shares at the first time they are presented to the transfer agent for transfer.

RIGHT TO ABANDON REVERSE SPLIT

Although we do not anticipate doing so, we may abandon the proposed Reverse Split at any time prior to its effectiveness if our Board of Directors deems it advisable to do so.  Any decision as to the appropriateness of the Reverse Split will be made solely by our Board of Directors and will depend upon numerous factors including the future trading price of our stock, the growth and development of our business and our financial condition and results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOLIFE TECHNOLOGIES, INC.

Date: January 30, 2013	By:	/s/ Gary Berthold
Gary Berthold
Principal Executive Officer